UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2015

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed, on December 26, 2014, Computer Sciences Corporation (the “Company”) reached an understanding with the staff of the Securities and Exchange Commission (the “SEC”) regarding the terms of a proposed settlement of the previously-reported formal civil investigation by the SEC that commenced on January 28, 2011.

On June 5, 2015, the agreed upon settlement with the SEC was formally approved by the SEC and became effective. The related administrative enforcement action by the SEC alleged violations of the anti-fraud, reporting, books-and-records and internal controls provisions of the U.S. securities laws. As part of the settlement, the Company has neither admitted nor denied the SEC’s allegations concerning such matters, but has agreed to cease and desist from committing or causing any violations or future violations of those provisions.

Pursuant to the settlement and through its filing on the date of this current report of its Annual Report on Form 10-K/A in respect of its fiscal year ending March 28, 2014 (the “Form 10-K/A”), the Company is restating its audited financial statements for fiscal year 2012 and summary financial results for fiscal year 2011 and fiscal year 2010 reflected in its five-year selected financial data table, all as set forth in the Company’s previously filed Annual Report on Form 10-K for the fiscal year ended March 28, 2014. The restatement has no impact on the Company’s Consolidated Balance Sheets, Statements of Operations, Statements of Comprehensive Income (Loss) and Statements of Changes in Equity for fiscal years 2013 or 2014 or on its financial statements for the first, second or third quarters of fiscal year 2015.

As part of the terms of the SEC Settlement, the Company has also agreed to pay a penalty of $190 million and agreed to implement a review of its compliance policies through an independent compliance consultant.

Additional information concerning the foregoing matters is contained in the Company’s Form 10-K/A.

Forward-looking Statements

All statements in this report that do not directly and exclusively relate to historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on CSC's current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including the risks and uncertainties discussed in CSC’s filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update these forward-looking statements whether as a result of subsequent event or otherwise, except as required by law.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated: June 5, 2015	By:	/s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer